                                                                    EXHIBIT 10.3

                                    AMENDMENT
                          TO THE EXECUTIVE SUPPLEMENTAL
                     RETIREMENT PLAN AGREEMENT AND THE LIFE
                 INSURANCE ENDORSEMENT METHOD SPLIT DOLLAR PLAN
                        AGREEMENT DATED OCTOBER 20, 1999

     This Amendment, made and entered into this 7th day of April, 2003, by and between Gwinnett Banking Company, a Bank organized and existing under the laws of the State of Georgia, hereinafter referred to as the, "Bank", and Paul C. Birkhead, a Key Employee and Executive of the Bank, hereinafter referred to as the, "Executive", shall effectively amend the Executive Supplemental Retirement Plan Agreement and the Life Insurance Endorsement Method Split Dollar Plan Agreement dated October 20, 1999 as follows:

1. Subparagraph I (D) titled, "Early Retirement Date" shall be deleted in its entirety and replaced with the following: "Early Retirement Date" shall mean retirement of the Executive from service with the Bank which is effective prior to his Normal Retirement Age, provided the Executive has attained at least age sixty (60). "Early Retirement Age" shall mean the date on which the Executive attains age sixty (60).

2. Subparagraph I (H) titled, "Index", shall be amended to add the following life insurance policies to said Agreement:

I.   DEFINITIONS

     H.   Index:

          Insurance Company:          Massachusetts Mutual Life Insurance
                                      Company
          Policy Form:                Flexible Premium Adjustable Life
          Policy Name:                SL11B-9900
          Insured's Age and Sex:      58, Male
          Riders:                     According to the health of the proposed
                                      insured
          Ratings:                    None
          Option:                     Level
          Face Amount:                $236,340
          Premiums Paid:              $117,000
          Number of Premium Payments: Single
          Assumed Purchase Date:      April 7, 2003

          Insurance Company:          New York Life Insurance & Annuity
                                      Corporation
          Policy Form:                Flexible Premium Adjustable Life
          Policy Name:                BOLI 20.1
          Insured's Age and Sex:      58, Male
          Riders:                     According to the health of the proposed
                                      insured
          Ratings:                    None
          Option:                     Level
          Face Amount:                $235,188
          Premiums Paid:              $117,000
          Number of Premium Payments: Single
          Assumed Purchase Date:      April 7, 2003

3. Subparagraph I (K) titled, "Normal Retirement Age" shall be deleted in its entirety and replaced with the following: "Normal Retirement Age" shall mean the date on which the Executive attains age sixty-two (62).

4. Page one (1) of the Life Insurance Endorsement Method Split Dollar Agreement shall be amended to add the following life insurance policies to said Agreement:

          Insurer:       Massachusetts Mutual Life Insurance Company
          Policy Number: 0053980

          Insurer:       New York Life Insurance & Annuity Corporation
          Policy Number: 56604467

     This Amendment shall be effective the 7th day of April, 2003. To the extent that any paragraph, term, or provision of said agreement is not specifically amended herein, or in any other amendment thereto, said paragraph, term, or provision shall remain in full force and effect as set forth in said October 20, 1999 agreements.

     IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Amendment and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

                             GWINNETT BANKING COMPANY
                             Lawrenceville, Georgia



/s/ Beth R. Tynan            By: /s/ Beth Tynan             VP Controller
--------------------------       ------------------------   Title
Witness


/s/ Jennifer M. Burll        /s/ Paul C. Birkhead
--------------------------   ----------------------------
Witness                      Paul C. Birkhead


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